Exhibit 99.2

SUPPLEMENTAL INFORMATION Three Months Ended June 30, 2010 Dollars in thousands, except per share data Furnished as of August 9, 2010 (Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2009 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2010	Page 1 of 8

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2010

(1) CORPORATE INFORMATION
      A) Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
      B) Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AF4
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
      C) Web Site: www.healthcarerealty.com
      D) Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
      E) Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant (Retired May 2010)
Edwin B. Morris III, Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
Roger O. West, Former General Counsel, Healthcare Realty Trust Incorporated (Elected May 2010)
      F) Professional Affiliations:
Independent Registered Public Accounting Firm
BDO USA, LLP
414 Union Street, Suite 1800
Nashville, TN 37219

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1.800.733.5001
      G) Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
      H) Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001.
      I) Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.983.8569
E-mail: gandres@healthcarerealty.com
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2010

(2) CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2010	2009
ASSETS

Real estate properties:
Land	$136,776	$135,495
Buildings, improvements, and lease intangibles	2,000,784	1,977,264
Personal property	18,057	17,509
Construction in progress	125,021	95,059

	2,280,638	2,225,327
Less accumulated depreciation	(468,476)	(433,634)

Total real estate properties, net	1,812,162	1,791,693
Cash and cash equivalents	4,455	5,851

Mortgage notes receivable	23,423	31,008

Assets held for sale and discontinued operations, net	1,049	17,745

Other assets, net	89,360	89,467

Total assets	$1,930,449	$1,935,764

LIABILITIES AND EQUITY

Liabilities:

Notes and bonds payable	$1,007,725	$1,046,422

Accounts payable and accrued liabilities	53,879	55,043

Liabilities of discontinued operations	737	251

Other liabilities	43,082	43,900

Total liabilities	1,105,423	1,145,616

Commitments and contingencies

Equity:

Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 63,291,020 and 60,614,931 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively	633	606

Additional paid-in capital	1,581,572	1,520,893

Accumulated other comprehensive loss	(4,628)	(4,593)

Cumulative net income attributable to common stockholders	799,033	787,965

Cumulative dividends	(1,555,475)	(1,518,105)

Total stockholders’ equity	821,135	786,766

Noncontrolling interests	3,891	3,382

Total equity	825,026	790,148

Total liabilities and equity	$1,930,449	$1,935,764

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2010

(3) INVESTMENT PROGRESSION (1)
      A) Construction in Progress

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2010	Properties	June 30, 2010

Balance at beginning of period	2	$107,691	2	$95,059
Fundings on projects in existence at the beginning of the period	—	13,623	—	26,255
New projects started during the period (2)	2	3,707	2	3,707
Completions	—	—	—	—

Balance at end of period	4	$125,021	4	$125,021

      B) Real Estate Properties

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2010	Properties	June 30, 2010

Balance at beginning of period	198	$2,152,708	197	$2,130,268
Acquisitions	—	—	1	14,651
Additions/Improvements	—	6,320	—	14,109
Completions (CIP)	—	—	—	—
Assets classified as held for sale during the period	—	—	—	—
Dispositions (3)	(1)	(3,411)	(1)	(3,411)

Balance at end of period	197	$2,155,617	197	$2,155,617

      C) Mortgage Notes Receivable

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2010	Investments	June 30, 2010

Balance at beginning of period	4	$22,632	4	$31,008
Fundings of new mortgages	—	—	1	2,331
Fundings on mortgages in existence at the beginning of the period	—	800	—	—
Repayments	—	—	—	—
Principal reductions due to acquisition	—	—	(1)	(9,900)
Scheduled principal payments	—	(9)	—	(16)

Balance at end of period	4	$23,423	4	$23,423

      D) Unconsolidated Joint Ventures (4)

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2010	Investments	June 30, 2010

Balance at beginning of period	1	$1,266	1	$1,266
Additional investments	—	—	—	—

Balance at end of period	1	$1,266	1	$1,266

(1)	Mortgage notes, investment in joint ventures and assets classified as held for sale are excluded.

(2)	During the second quarter of 2010, a consolidated joint venture in which the Company has a 98.75% controlling interest began development on two medical office buildings and a parking garage in Colorado.

(3)	During the second quarter of 2010, the Company sold a specialty outpatient facility in Florida.

(4)	The Company has an investment in a joint venture that it accounts for under the cost method.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended June 30, 2010

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Medical Office/Outpatient
		Medical	Physician	Ambulatory	Specialty	Specialty
		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Development Properties (3)			% of
		(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Stabilization	CIP	Total	Total

Master Leases
1	Alabama		$17,711		$2,698	$17,722	$9,493			$47,624	2.1%
2	Arizona					16,012				16,012	0.7%
3	California		8,363			12,688				21,051	0.9%
4	Florida	$17,441	28,554	$6,144		11,703				63,842	2.8%
5	Georgia		2,683	3,133						5,816	0.3%
6	Illinois	11,939		1,552						13,491	0.6%
7	Iowa	24,200	1,863		2,154					28,217	1.2%
8	Indiana		21,597			43,406	3,790			68,793	3.0%
9	Massachusetts		12,035							12,035	0.5%
10	Michigan						13,104			13,104	0.6%
11	Missouri			5,208						5,208	0.2%
12	Pennsylvania					113,867				113,867	4.9%
13	Tennessee						7,789			7,789	0.3%
14	Texas			17,314		19,230				36,544	1.6%
15	Virginia	7,020	30,918				1,671			39,609	1.7%
16	Washington	39,629								39,629	1.7%

	Master Leases	$100,229	$123,724	$33,351	$4,852	$234,628	$35,847	$—	$—	$532,631	23.1%

	(4) Normalized same facility NOI growth for Master Leases (2Q2010 vs. 2Q2009):										1.8%

Operating Properties
1	Arizona	31,774	1,960					$38,237		71,971	3.1%
2	Arkansas				3,055					3,055	0.1%
3	California	96,603		5,910						102,513	4.4%
4	Colorado							23,367	$3,707	27,074	1.2%
5	District of Columbia	31,383								31,383	1.4%
6	Florida	117,737	26,790							144,527	6.3%
7	Georgia	7,822								7,822	0.3%
8	Hawaii	24,562							77,478	102,040	4.4%
9	Illinois	23,585						24,524		48,109	2.1%
10	Indiana	54,403								54,403	2.4%
11	Iowa	59,421								59,421	2.6%
12	Kansas	13,815								13,815	0.6%
13	Louisiana	11,782								11,782	0.5%
14	Maryland	15,941								15,941	0.7%
15	Michigan	23,250								23,250	1.0%
16	Mississippi	8,377								8,377	0.4%
17	Missouri	37,276								37,276	1.6%
18	Nevada	8,070		3,801						11,871	0.5%
19	North Carolina	142,480								142,480	6.2%
20	Oregon	20,524								20,524	0.9%
21	Pennsylvania	10,798								10,798	0.5%
22	South Carolina	10,953								10,953	0.5%
23	Tennessee	167,821	2,336							170,157	7.4%
24	Texas	400,527	19,764	25,261				82,197		527,749	22.9%
25	Virginia				2,166		10,101			12,267	0.5%
26	Washington	19,880							25,564	45,444	1.9%

	Operating Properties	$1,338,784	$50,850	$34,972	$5,221	$—	$10,101	$168,325	$106,749	$1,715,002	74.4%

	(4) Normalized same facility NOI growth for Operating Properties (2Q2010 vs. 2Q2009):										2.0%

Land Held for Development									18,272	18,272	0.8%
Corporate Property										14,733	0.6%

	Total Equity Investments	$1,439,013	$174,574	$68,323	$10,073	$234,628	$45,948	$168,325	$125,021	$2,280,638	98.9%

	Average Age of Facility (years)	20	22	22	13	21	34			21

	2Q 2010 Economic Occupancy (5) (6)	87%	90%	83%	51%	96%	89%	22%		83%

	2Q 2010 Stabilized Occupancy (5)	87%	90%	83%	51%	96%	89%			88%

Mortgage Investments		6,621	16,802							23,423	1.0%

	Mortgage Investments	$6,621	$16,802	$—	$—	$—	$—	$—	$—	$23,423	1.0%

Unconsolidated Joint Ventures
	Utah						1,266			1,266	0.1%

	Joint Venture Investments	$—	$—	$—	$—	$—	$1,266	$—	$—	$1,266	0.1%

	Total Investments	$1,445,634	$191,376	$68,323	$10,073	$234,628	$47,214	$168,325	$125,021	$2,305,327	100.0%

	Percent of $ Invested	63.1%	8.4%	3.0%	0.4%	10.2%	2.1%	7.3%	5.5%	100.0%

	Number of Investments	124	33	9	4	13	11	8	4	206

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.75 to 3.50 times.

(3)	Development properties are all classified as MOBs and further identified as Stabilization or Construction in Progress (CIP). Properties in Stabilization generated NOI of ($524,000) for the three months ended June 30, 2010. The Properties in Stabilization are estimated to have a weighted average remaining lease-up period of eight quarters.

(4)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. ''Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 86% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(5)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude the eight development properties currently in stabilization. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 63%.

(6)	The Properties in Stabilization are currently 27% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy due to buildout of their suite.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2010	Page 6 of 8

(5) DEVELOPMENT PROPERTIES (1)
     CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated
	Completion	Property		Approximate	June 30,	Remaining	Total
State	Date	Type	Properties	Square Feet	2010	Fundings	Investment

Under construction:

Hawaii	3Q 2010	MOB	1	133,000	$77,478	$8,522	$86,000
Washington	3Q 2011	MOB	1	206,000	25,564	66,636	92,200
Colorado	3Q 2011	MOB	2	199,000	3,707	51,193	54,900

Land held for development:

Texas					10,155
Texas					8,117

			4	538,000	$125,021	$126,351	$233,100

(1)	Properties currently under construction are estimated to reach stabilized occupancy over a period of two to three years following completion.
     STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	June 30,	Total	2Q 2010		Stabilization
State	Properties	from CIP	Type	Feet	2010	Investment	NOI	Leased	Date

Texas	1	1Q 2008	MOB	140,221	$22,827	$24,900	$361	62%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	23,367	27,400	(266)	19%	4Q 2011
Arizona	2	4Q 2008	MOB	179,963	38,237	42,700	(248)	12%	1Q 2012
Texas	1	3Q 2009	MOB	129,879	31,984	33,000	(109)	34%	2Q 2012
Illinois	1	4Q 2009	MOB	95,436	24,524	26,400	(131)	15%	3Q 2012
Texas	1	4Q 2009	MOB	116,838	27,386	28,600	(131)	23%	4Q 2012

				823,436	$168,325	$183,000	$(524)

(6) LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2010	$14,499	164	7.2%	3,255
2011	27,185	282	13.6%	3,831
2012	27,598	249	13.8%	4,518
2013	30,710	198	15.3%	6,114
2014	33,091	270	16.5%	5,260
2015	9,675	76	4.8%	5,981
2016	10,233	46	5.1%	8,340
2017	14,448	39	7.2%	19,686
2018	10,319	60	5.2%	8,499
2019	4,936	18	2.5%	9,345
Thereafter	17,559	56	8.8%	14,115

(1)	Mortgage notes receivable, investment in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements and straight-line rent.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2010	Page 7 of 8

(7) SQUARE FEET OWNED AND/OR MANAGED (1)
     A)  By Geographic Location

		Number of Properties			Owned (2)					Third Party
			Third		Managed (3)		Development Properties		Not	Property
		Owned	Party	Total	Internal	Third Party	Stabilization (3)	CIP	Managed	Management	Total	Percent

1	Texas	44		44	2,877,528		386,938		181,526		3,445,992	26.6%
2	Tennessee	17	5	22	1,278,736				75,000	252,883	1,606,619	12.4%
3	Florida	24		24	742,953	33,628			349,131		1,125,712	8.7%
4	North Carolina	14		14	724,291						724,291	5.6%
5	California	10		10	458,955				93,000		551,955	4.2%
6	Pennsylvania	7		7	63,914				437,601		501,515	3.9%
7	Arizona	10	1	11	202,082		179,963		51,903	59,106	493,054	3.8%
8	Virginia	8		8		136,427			339,777		476,204	3.7%
9	Indiana	5		5		248,663			205,499		454,162	3.5%
10	Washington	5		5	73,548			206,000	159,071		438,619	3.4%
11	Iowa	9		9		265,063			104,117		369,180	2.8%
12	Illinois	4		4	142,955		95,436		115,100		353,491	2.7%
13	Colorado	4		4			161,099	199,000			360,099	2.7%
14	Alabama	6		6					344,986		344,986	2.6%
15	Michigan	8		8	199,749				121,672		321,421	2.5%
16	Hawaii	3		3	173,502			133,000			306,502	2.3%
17	Missouri	5		5	174,248				13,478		187,726	1.4%
18	District of Columbia	2		2	182,836						182,836	1.4%
19	Louisiana	2		2		136,155					136,155	1.1%
20	Mississippi	1	1	2	58,036					39,648	97,684	0.8%
21	Maryland	2		2	94,664						94,664	0.7%
22	Massachusetts	2		2					84,242		84,242	0.7%
23	Georgia	3		3		58,030			20,749		78,779	0.6%
24	Kansas	1		1	70,908						70,908	0.6%
25	Oregon	1		1	62,246						62,246	0.5%
26	Nevada	2		2	16,878	31,026					47,904	0.4%
27	South Carolina	1		1	39,801						39,801	0.3%
28	Arkansas	1		1		11,963					11,963	0.1%

Total Properties / Square Feet		201	7	208	7,637,830	920,955	823,436	538,000	2,696,852	351,637	12,968,710	100.0%

     B)  By Facility Type

	Owned						Third Party
	Managed (3)		Stabilization	Construction	Not	Total	Property
	Internal	Third Party	in Progress (3)	in Progress	Managed	Owned	Management	Total	Percent

Medical Office	7,098,445	772,565	823,436	538,000	548,163	9,780,609	351,637	10,132,246	78.1%
Physician Clinics	327,388				705,506	1,032,894		1,032,894	8.0%
Specialty Inpatient					915,597	915,597		915,597	7.1%
Other		126,427			371,866	498,293		498,293	3.8%
Ambulatory Care/Surgery	211,997				133,067	345,064		345,064	2.7%
Specialty Outpatient		21,963			22,653	44,616		44,616	0.3%

Total Square Feet	7,637,830	920,955	823,436	538,000	2,696,852	12,617,073	351,637	12,968,710	100.0%

Percent of Total Square Footage	59.0%	7.1%	6.3%	4.1%	20.8%	97.3%	2.7%	100.0%

Total Number of Properties	118	15	8	4	56	201	7	208

     C)  By Occupancy

									% of Total
		Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

1	Baylor Health Care System	729,228	73,501					802,729	6.4%
2	HealthSouth					695,286		695,286	5.5%
3	Carolinas Healthcare System	561,143						561,143	4.4%
4	HCA	107,129	235,600	20,938			16,400	380,067	3.0%
5	Ascension Health Care System	195,510						195,510	1.5%
6	OrthoIndy		58,474			117,525		175,999	1.4%
7	Melbourne Internal Medicine Assocs		134,520					134,520	1.1%

								—
	All Other Occupants Less than 1%	8,187,599	530,799	324,126	44,616	102,786	481,893	9,671,819	76.7%

Total Square Feet		9,780,609	1,032,894	345,064	44,616	915,597	498,293	12,617,073	100.0%

(1)	Mortgage notes, investment in joint ventures and assets classified as held for sale are excluded.

(2)	Approximately 64% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,306 leases with an average of 4,094 square feet per lease.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2010	Page 8 of 8